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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 13, 2001
                                                   -----------------


                        COMMERCIAL FEDERAL CORPORATION
                        ------------------------------
            (Exact name of registrant as specified in its charter)


     NEBRASKA                         1-11515                47-0658852
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (I.R.S. Employer
     of incorporation)              File Number)       Identification Number)


13220 CALIFORNIA STREET, OMAHA, NEBRASKA    68154
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(Address of principal executive offices)  (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------


                                NOT APPLICABLE
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)







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                        COMMERCIAL FEDERAL CORPORATION
                        ------------------------------

                                   FORM 8-K
                                   --------

                                CURRENT REPORT
                                --------------

Item 5.  Other Events:
----------------------

     On December 13, 2001, Commercial Federal Corporation ("Commercial Federal") announced that its 2001 earnings would exceed previous consensus estimates. Commercial Federal also projected 2002 earnings per share of more than $2.00 per share, or approximately $2.16 per share considering the impact of SFAS No. 142 "Goodwill and Other Intangible Assets" on the cessation of goodwill amortization.

     Information regarding this announcement is set forth in Commercial Federal's press release dated December 13, 2001, attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits:
-------------------------------------------

(a)  Exhibits:

       Exhibit 99.  Press release dated December 13, 2001.



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                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 COMMERCIAL FEDERAL CORPORATION
                                 ------------------------------
                                 (Registrant)


Date:  December 13, 2001         /s/ David S. Fisher
       -----------------         -------------------
                                 David S. Fisher
                                 Executive Vice President and
                                 Chief Financial Officer
                                 (Duly Authorized Officer)